                                                                    Exhibit 10.9

                               NET LEASE AGREEMENT

         THIS NET LEASE AGREEMENT, made and entered into effective September 15, 1997, by and between MUIRFIELD SQUARE, LTD., an Ohio LLC (hereinafter referred to as "Lessor"), having its principal office at 1689 Memorial Drive, Dublin, Ohio 43017 and NETMED, INC., an Ohio corporation (hereinafter referred to as "Lessee"), having its principal office at 6189 Memorial Drive, Dublin, Ohio 43017.

                                   WITNESSETH:

         WHEREAS, Lessor is desirous of leasing certain real estate to Lessee, and Lessee is desirous of leasing said real estate from the Lessor upon the terms and conditions hereinafter set forth,

         NOW, THEREFORE, in consideration of the premises to be demised, the rents to be paid and the other covenants, conditions, warranties and agreements hereinafter set forth, it is hereby agreed as follows:

1.       DEMISED PREMISES
--       ----------------

         Lessor shall and by these presents does hereby demise and rent unto the Lessee, and Lessee by these presents does hereby take and hire from the Lessor, a parcel of real property consisting of an office building and the real estate upon which it is located, in the City of Dublin, County of Franklin, and State of Ohio (hereinafter referred to as the "Demised Premises") and being more particularly described as follows, to wit: Being Lot Number 8 of MUIRFIELD SQUARE, as the same is numbered and delineated upon the recorded plat thereof, of record in Plat Book 78, Page 20, Recorder's Office, Franklin County, Ohio.

2.       TERM: RENEWAL
--       -------------

         The term of this Lease shall be five (5) years and shall commence as per the terms of Section 3 below (hereinafter referred to as the "Original Term"). Provided Lessee is not in default under this Lease and the Lease Term has not previously been terminated, Lessee shall have the right to renew and extend the Lease Term for an additional period of five (5) years (sometimes hereinafter referred to as the "Renewal Term"), commencing on the date of expiration of the Original Term, by giving written notice to Lessor not less than three (3) months prior to the expiration of the Original Term. The Renewal Term shall be upon the same terms and conditions as are provided in this Lease with respect to the Original Term, except for Minimum Rent. Minimum Rent for the Renewal Term shall be as provided in Section 7 hereof. (The Original Term, together with the Renewal Term, if exercised by Lessee, is referred to herein as the "Lease Term".)



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

3.       TERM COMMENCEMENT
--       -----------------

         The Lease Term shall commence upon the date this Lease is executed by Lessor or Lessee, (hereinafter referred to as the "Commencement Date") and shall terminate on the fifth anniversary of the Commencement Date, unless sooner terminated or renewed. If the Commencement Date is a day other than the first day of the month, this Lease shall terminate on the last day of the month during which such fifth anniversary date occurs.

4.       RENT COMMENCEMENT
--       -----------------

         Payment of rent shall commence on the Commencement Date (herein referred to as the "Rent Commencement"). If the Rent Commencement commences on a day other than the first day of the month, then the rent for the first partial month or months of the Lease Term shall be prorated.

5.       LEASE YEAR
--       ----------

         For the purpose of this Lease, the term "Lease Year" shall mean the period of twelve (12) calendar months commencing with the Commencement Date, and including each successive period of twelve (12) calendar months thereafter during the Lease Term.

6.       USE
--       ---

         The Demised Premises shall be used for office and commercial purposes and any other related purpose or purposes which may be necessary or incidental thereto, and which are not prohibited by law or by that certain Agreement and Declaration of Easements and Restrictions, dated December 15, 1992, recorded in Official Record 21312, at page J09, Recorder's Office, Franklin County, Ohio, and all amendments thereto (the "Declaration").

7.       MINIMUM RENT
--       ------------

         Lessee shall pay to Lessor as Minimum Rent for the Demised Premises the applicable sum set forth below for each full calendar month during the Original Term and Renewal Term (hereinafter referred to as "Minimum Rent"):

               Lease Year                                  Minimum Rent
               ----------                                  ------------

                   1                                        $ 4,492.00
                   2                                        $ 4,626.00
                   3                                        $ 4,765.00
                   4                                        $ 4,908.00
                   5                                        $ 5,055.00
                   6-10                                     $ 5,055.00


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


         All Minimum Rent payments shall be payable monthly in advance on the first (1st) day of every calendar month of the Lease Term. If the last month of the Lease Term ends on other than on the last day of the month, then rent for the said last month shall be prorated.

         In addition to the rent payable hereunder, Lessee shall pay any property taxes, improvements, or assessments payable during the term hereof; and, keep the Demised Premises insured, all as hereinafter more particularly provided, it being the intention of the parties that this be a Net Lease, so that this Lease shall yield to Lessor (exclusive of federal, state, or local income taxes, but including any tax on rents in lieu of or in addition to any taxes levied against the Demised Premises) the net annual Minimum Rent specified herein during the Lease Term, and all costs, expenses and obligations of every kind and nature whatsoever relating to the Demised Premises shall be paid by Lessee.

8.       TAXES
--       -----

         Lessee shall pay any amounts owing for real estate taxes and assessments (general or special) (hereinafter collectively referred to as "Taxes"), imposed at any time during the Lease Term upon or against the Demised Premises and Improvements thereon, whether assessed in the name of Lessor or Lessee. If at any time during the term of this Lease, there shall be levied, assessed or imposed on Lessor a capital levy or other tax directly on the rents received under this Lease and/or a franchise tax, assessment, levy or charge measured by or based, in whole or in part, upon such rents, in lieu of or in addition to the whole or any part of any Taxes levied, assessed, or imposed on real estate and the improvements thereon or imposed upon any personalty used in connection therewith or upon the collection of rents or other sums due hereunder, then all such taxes, assessments, levies or charges, or the part thereof so measured or based, shall be deemed to be included within the term "Taxes" for the purposes hereof.

         Lessee shall pay the real estate taxes and assessments directly to the Franklin County Treasurer. Any Taxes payable directly by Lessee shall be paid by Lessee not later than the date on which such Taxes become due, and a receipted tax bill shall be exhibited to Lessor by Lessee upon Lessor's request. Should any penalties or interest be owing the taxing authorities due to a failure to pay or a late payment by Lessee, Lessee shall be obligated to pay such penalties and/or interest. Lessee's obligation to pay Taxes with respect to any period for which such Taxes are assessed shall be prorated based upon the number of months in the Lease Term falling within the assessment period.

         In the event that Lessee fails to pay any of the Taxes within the time provided, Lessor may pay same. In such event, Lessee shall be obligated to repay Lessor upon demand the amount so advanced, together with interest thereon at the rate of ten percent (10%) per annum or a rate equal to two percent (2%) added to the prime rate of interest then being charged by National City Bank of Columbus, whichever is greater. In the event that any Taxes may be paid in installments,

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Lessee shall have the right to pay the same as such installments fall due.

         Lessee shall have the right, at its own cost and expense, to initiate and prosecute any proceedings permitted by law for the purpose of contesting the validity or amount of Taxes assessed to or levied upon the Demised Premises. Lessee may take such action in the name of the Lessor, who shall cooperate with Lessee, and Lessee shall fully indemnify and save Lessor harmless from all loss, cost, damage and/or expenses incurred by or to be incurred by the Lessor as a result thereof, and further provided that Lessee shall, at Lessor's request, escrow or post a bond for the full amount of the Taxes claimed, pending such proceedings. Lessee shall be entitled to any and all proceeds from its said contesting that relate to the Demised Premises and Improvements and that were paid by Lessee.

9.       LIABILITY INSURANCE AND INDEMNITY
--       ---------------------------------

         Lessor and Lessee shall indemnify, hold harmless and defend the other from and against any and all costs, expenses (including reasonable attorneys' fees), liabilities, losses damages, suits, actions, fines, penalties, claims or demands of any kind and asserted by or on behalf of any person or governmental authority, arising out of or in any way connected with, the Demised Premises and its common areas occasioned wholly or in part by the negligence or any act or omission of the other, its employees, agents, representatives, invitees, or licensees and which is not caused by the gross negligence or intentional misconduct of the other, its employees, agents, representatives, invitees, or licensees. Lessee shall, at all times and at its own cost, protect the Lessor with public liability insurance and property damage insurance in the amount of not less than One Million Dollars ($1,000,000.00) on account of bodily injuries to or the death of one person, and not less than Three Million Dollars ($3,000,000.00) on account of bodily injuries to or the death of more than one person as the result of any one accident or disaster with not less than Five Hundred Thousand Dollars ($500,000.00) for property damage. Lessee shall deposit said policy or policies (or certificates thereof) with Lessor prior to the date of occupancy by Lessee, and said policy or policies shall protect Lessor as an additional insured, throughout the term of this Lease and any extension hereof. Should Lessee fail to carry such public liability insurance within five (5) days after Lessor's written notice, Lessor may, at its option, but shall not be required to do so, cause such public liability insurance to be issued and, in such event, Lessee agrees to pay the premium for such insurance promptly upon Lessor's written notice. Such liability insurance policy or policies shall bear endorsements to the effect that the insurer agrees to notify Lessor not less than thirty (30) days in advance of any material modification or cancellation thereof. Such insurance policy or policies shall be in a form acceptable to Lessor and shall be issued by responsible insurer(s) licensed to issue insurance in the State of Ohio having Best's rating of B+ or better (or equivalent high rating). The parties release each other and their respective authorized representatives from any claims for damage to the Demised Premises that are caused by or result from risks insured against under any insurance policies carried by either of the parties required by this Lease. Each party shall obtain, for each policy of insurance, provisions permitting waiver of any claims against the other party for loss or damage within the scope of the insurance and waives all such insured claims against the other party. Any liability that either party may have against the other shall be limited to the amount that exceeds

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the amount of insurance proceeds received by the indemnified party excluding deductibles or self-insured retentions.

10.      PROPERTY INSURANCE
---      ------------------

         Lessee shall insure the Demised Premises for the full replacement value of all Improvements thereon against destruction or damage due to fire or other types of casualty. Lessee shall deposit said policy or policies (or certificates thereof) with Lessor prior to the date of occupancy by Lessee, and said policy or policies shall protect Lessor as loss payee, under a "standard mortgagee type clause" throughout the term of this Lease. Should Lessee fail to carry such fire and casualty insurance within five (5) days after Lessor's written notice, Lessor may, at its option, but shall not be required to do so, cause such insurance to be issued and, in such event, Lessee agrees to pay the premium for such insurance promptly upon Lessor's written notice. Such fire and casualty insurance policy shall bear endorsements to the effect that the insurer agrees to notify Lessor not less than thirty (30) days in advance of any material modification or cancellation thereof. Such insurance shall be in a form acceptable to Lessor and shall be issued by a responsible insurer licensed to issue insurance in the State of Ohio, having a Best's rating of B+ or better (or equivalent high rating). The deductible under said fire and casualty insurance shall not exceed Ten Thousand Dollars ($10,000.00).

11.      TITLE AND QUIET ENJOYMENT
---      -------------------------

         Lessor covenants and warrants that Lessor is seized in fee title to the Demised Premises and that, so long as Lessee fulfills the conditions and covenants required of it to be performed, Lessee will have peaceful and quiet possession thereof, subject to applicable zoning and building restrictions and regulations. Lessor further covenants and warrants that it has good right, full power and lawful authority to make this Lease for the full Lease Term.

12.      PERMITS
---      -------

         Lessee shall obtain and pay for all necessary licenses, permits and other authorizations to utilize the Demised Premises for its contemplated use.

13.      IMPROVEMENTS AND ALTERATIONS
---      ----------------------------

         Subject to the restrictions hereinafter set forth, Lessee may remodel and reconstruct the existing building and improvements (hereinafter collectively referred to as the "Improvements") according to architectural plans, which shall first have Lessor's written approval, which approval shall not be unreasonably delayed, denied or withheld. Lessor shall provide Lessee an allowance of up to $25,000 to fund the cost of leasehold improvements; any additional leasehold improvements shall be at the sole cost of Lessee. No construction, alteration, demolition, renovation, additional, or other improvement of any kind, including without limitation new building construction, sign installation and/or landscaping, shall be undertaken at or on the Demised Premises which would violate the Declaration, or any rules and regulations ("Regulations") adopted by the Muirfield Square

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Owner's Association (the "Association") pursuant to the Declaration.

         Upon expiration or earlier termination of this Lease, Lessor shall have the right to an assignment of all guarantees or warranties of any work performed in the construction of Lessee's Improvements against defective workmanship and materials.

14.      MAINTENANCE OF BUILDINGS AND PROPERTY
---      -------------------------------------

         Lessee shall, at Lessee's expense, maintain the Demised Premises and all Improvements thereon (including signage) in good condition and repair. If Lessee fails to maintain the Demised Premises as set forth herein, within five
(5) days after Lessor's written notice, Lessor may take whatever action is necessary to bring maintenance in compliance with the provisions hereof and charge any expense incurred by Lessor in so doing. Lessee's obligations hereunder shall not extend to the replacement of major structural components; heating, ventilating and air conditioning equipment; roofing; electrical wiring; or plumbing or electrical fixtures except as may be required as a result of damage through the fault of Lessee, or a peril which is for which insurance coverage is required under Section 9 or 10 hereof.

         Lessee will maintain the Demised Premises and the Improvements thereon at its own expense in a clean, orderly and sanitary condition free of insects, rodents, vermin and other pests. Lessee will comply with all laws, ordinances, rules or regulation of any pertinent governmental body or entity having jurisdiction over the Demised Premises, and all material provisions of the Declarations and Regulations.

15.      COMMON AREA AND OTHER CHARGES
---      -----------------------------

         Lessee agrees to pay the proportionate share allocable to the Demised Premises of the costs and expenses in connection with the operation, maintenance, repair, improvement, replacement, and management of common areas which are assessed by the Association pursuant to the Declarations and Regulations (hereinafter referred to as the "Common Area Expenses"), as well as any dues payable to the Association with respect to the Demised Premises. Lessee's share of Common Area Expenses for any partial Lease Year shall be prorated based upon the actual number of days during which this Lease is in effect in any such partial Lease Year.

16.      LIENS
---      -----

         Lessee agrees not to permit any lien to be filed against the Demised Premises on account of nonpayment or dispute with respect to labor or materials furnished in connection with construction, repairs or modifications of or additions thereto, nor shall Lessee permit any judgment, lien or attachment to encumber the Demised Premises for any other reason. Should any such lien be filed against the Demised Premises, Lessee shall within thirty (30) days of notice of the lien, cause such lien to be removed by substitution of a bond over the lien or otherwise.



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17.      PERSONAL PROPERTY
---      -----------------

         All personal property of every kind or description that may at any time, be on the Demised Premises shall be there at Lessee's sole risk or of those claiming under Lessee. Lessor shall not be liable for any damage to the property or for any loss suffered by the business or occupation of Lessee, except as may result from and be caused by the willful misconduct or negligence of Lessor, its agents or employees.

18.      DAMAGE TO OR DESTRUCTION OF IMPROVEMENTS
---      ----------------------------------------

         Lessor and Lessee agree that if, at any time after the execution hereof, any of the Improvements (whether now contemplated or not) at or on the Demised Premises are destroyed or damaged in whole or in part by fire, the elements, or casualty, this Lease shall not terminate, rent shall not abate, and Lessee shall rebuild such Improvements in order that the Demised Premises shall contain Improvements of the same general type of construction or better as soon after the damages as is reasonably possible and complete said construction within one hundred twenty (120) days following such damage or destruction. If the damage destroys more than fifty percent (50%) of the Improvements and occurs in the last two (2) years of the Original Term or the last two (2) years of any then current Renewal Term, then Lessee shall have the option of either rebuilding the Demised Premises or terminating this Lease by giving Lessor written notice within thirty (30) days of said destruction, in which event Lessor shall be entitled to all of the full replacement insurance proceeds available as a result of said damage or destruction.

         If because of damage or repairs to the Improvements Lessee is unable to conduct business from the Improvements, Lessor, at Lessee's request, shall allow Lessee to place a temporary structure upon the Demised Premises so the Lessee can continue its business activities until Lessee can once again operate in the Improvements and no additional compensation beyond the Minimum Rent and other charges stated in this Lease shall be due.

19.      UTILITIES
---      ---------

         Lessee shall pay all charges for water, sewer, electric, gas, or telephone service provided to the Demised Premises during the Lease Term.

20.      EMINENT DOMAIN
---      --------------

         In the event that the Demised Premises or any part thereof shall be taken or condemned, either permanently or temporarily, for any public or quasi-public use or purpose by any competent authority in appropriate proceedings or by any right of eminent domain, the entire compensation award shall belong to the Lessor, and Lessee hereby assigns to Lessor all of its right, title and interest to such award.

         If more than twenty-five percent (25%) of the building included in the Improvements shall


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be taken as aforesaid, or the points of ingress and egress to the Demised
Premises are substantially and materially impaired by a public or quasi-public authority so as to make the Demised Premises unusable for Lessee's business, then Lessee or Lessor may terminate this Lease, effective as of the date that possession thereof is required for public use, and from that date on the parties hereto shall be released from further obligation hereunder. In the event that only a portion of the Demised Premises shall be so taken or condemned, and this Lease is not canceled, then Lessee shall at its own expense, repair and restore the portion not affected by the taking and thereafter the Minimum Rent to be paid by Lessee for the remaining Demised Premises shall be equitably and proportionately adjusted following the effective date of the "taking", but only to the extent that Lessee is unable to have as many square feet in its building included in the Improvements as it actually had prior to the taking.

21.      DEFAULT
---      -------

         Lessor and Lessee agree that, (A) if the Minimum Rent or any other monies due from Lessee according to the terms of this Lease shall, at any time, be in arrears and unpaid for a period of seven (7) days after Lessee is advised in writing of the failure to pay, (provided, that if Lessor shall properly issue such a notice more than twice during any twelve (12) month period of the Lease Term, then in any subsequent instance in which Lessee fails to timely pay Minimum Rent or other monies due and Lessor issues written notice to Lessee to pay, then in addition to such other remedies as may be provided for hereinafter, Lessor may assess a penalty of One Hundred Dollars ($100.00) after the seventh
(7th) day of any calendar month if the Minimum Rent for that month is still not paid), or (B) if Lessee shall fail to keep and perform any of the covenants, agreements or conditions of this Lease on its part to be kept or performed, within thirty (30) days after Lessor's written notice, or (c) if Lessee's interest in the Demised Premises shall be sold under execution or other legal process, or (D) except where Lessee continues to pay all rent and other charges due on a timely basis, if Lessee shall make an assignment for the benefit of creditors, or be adjudged a bankrupt, or be placed under the control of a court appointed receiver or trustee; then in the event of the occurrence of any of the afore-described items (A), (B), (C), or (D) Lessor shall have the following rights and options:

         (i) Lessor may terminate this Lease, and lawfully re-enter the Demised Premises and repossess same and expel Lessee, and those claiming under and through Lessee, without being deemed guilty of any manner of trespass and without prejudice to any remedies which might otherwise be used to collect rent, and as of the date of occurrence of any of the above acts of default, the rights of Lessee under this Lease shall terminate. Such termination shall, however, not relieve Lessee from its responsibilities for all Minimum Rent and all other charges required to be paid by Lessee, up to the time of such termination.

         (ii) Lessor may, without terminating this Lease or Lessee's right of possession hereunder, re-enter the Demised Premises and the Improvements, and cure any such Event of Default of Lessee. If Lessor elects to exercise this remedy, Lessee shall reimburse and pay to Lessor upon demand any and all costs and expenses which Lessor incurred to cure such Event of Default, together with



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interest thereon at the rate of ten (10%) per annum, or at the maximum rate of interest permitted by law, if less than ten percent (10%) per annum, from the date or dates of payment thereof by Lessor; Lessor shall not be deemed to have evicted Lessee by reason of such re-entry; and Lessor shall not be liable to Lessee for any loss or damage which Lessee may sustain by reason of such re-entry; or

         (iii) Lessor, may, without terminating this Lease, re-enter and repossess the Demised Premises and Improvements; dispossess Lessee therefrom; and re-let the Demised Premises and Improvements for a term the same as or different than that which would otherwise have constituted the balance of the Lease Term and for rent and on terms and conditions different from those contained herein. If Lessor elects to exercise this remedy, Lessee shall continue to be obligated to pay all Minimum Rent and other amounts payable hereunder and to perform all of its other obligations under this Lease until such time as the Demised Premises have been re-let; and, thereafter, Lessee shall be obligated to pay to Lessor from time to time as the same may be due the amount of the difference between the Minimum Rent and all other amounts payable hereunder provided for herein and that provided for in any lease covering a subsequent re-letting of the Demised Premises and Improvements, together with all of Lessor's reasonable costs and expenses for preparing the Demised Premises and Improvements for re-letting, including all repairs, brokers' and attorneys' fees, and the amount of all loss or damage which Lessor may sustain by reason of such re-entry, repossession and re-letting.

         If Lessee, at any time, shall fail to make any payment to a third party or perform any act required of Lessee under this Lease Term, within thirty (30) days after Lessor's written notice, Lessor may, without waving or releasing Lessee from any obligation or default under the Lease Term, at any time thereafter, make such payment or perform such act for the account and at the expense of Lessee. If Lessee fails to pay any Minimum Rent, additional rent, Common Area Expenses, taxes, assessments, insurance or utilities payable to Lessor when due, or if Lessor makes any payment or performs any act on behalf of Lessee as provided in the preceding sentence, all sums so payable to Lessor and all reasonable costs or expenses so incurred, together with interest thereon at the rate of ten percent (10%) per annum or a rate equal to two percent (2%) added to the prime rate then being charged by National City Bank of Columbus, whichever is greater, shall constitute additional rent payable by Lessee to Lessor upon written notice in addition to any other penalty sums provided for above. All rights and remedies of Lessor herein enumerated shall be cumulative, and none shall exclude any other remedies allowed by law.

22.      TRANSFER OF INTEREST
---      --------------------

         If Lessor should sell or otherwise transfer its interest in the Demised Premises, and if the purchaser shall undertake responsibility for all of the covenants and undertakings of Lessor, Lessee agrees that Lessor shall thereafter have no liability to Lessee under this Lease or any modifications or amendments hereto or extension hereof.



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

23.      SIGNS
---      -----

         Lessee shall be permitted such signage as conforms to the Declarations and Regulations. Lessee shall obtain all necessary permits and governmental approvals, and comply with all applicable sign ordinances and zoning for the erection of Lessee's signs. Lessee may remove and Lessor may require removal of said signs upon the termination of this Lease and shall repair any damage to the Building caused thereby.

24.      ACCESS TO DEMISED PREMISES
---      --------------------------

         Upon at least twenty-four (24) hour prior notice, Lessor and/or Lessor's agent may have free access to the Demised Premises during Lessee's normal business hours in order to inspect the Demised Premises. During the last nine (9) months of the Lease Term or any renewal thereof, Lessor may enter on the Demised Premises to show same. Such actions by Lessor or Lessor's agent shall not be deemed an eviction or disturbance of Lessee, nor shall Lessee be allowed any abatement or rent, or any damages as a result of such Lessor actions.

25.      LEASE EXPIRATION OR TERMINATION
---      -------------------------------

         Lessee shall surrender to Lessor possession of the Demised Premises and all Improvements thereon upon the expiration of the Lease Term, or its earlier termination as herein provided, in good condition and repair (ordinary wear and tear excepted), clean, orderly, and free of debris, and Lessee shall deliver the keys and the combinations to any locks to Lessor at the office of Lessor or Lessor's agent. Lessee and Lessor expressly agree that all Improvements to the Demised Premises are and shall be part of the real estate with title thereto vesting in Lessor upon their completion. Should Lessee, after two (2) days written or oral notice from Lessor, fail to remove any trash or debris from the Demised Premises, or make such repairs to the improvements on the Demised Premises as are necessary to maintain the improvements as required above, then Lessor may undertake such work, all at the expense of Lessee, without notice to Lessee. The express intent of this Lease is that any breach of the covenant to repair shall survive the termination or expiration of this Lease.

26.      HOLDING OVER
---      ------------

         Should Lessee, or any party claiming under Lessee, remain at or upon the Demised Premises or any part thereof after termination or expiration of the Lease Term, Lessee shall be a tenant from month-to-month. In addition, for every month of such hold over, Lessee shall, upon written notice, pay to Lessor, a sum equal to one and one-half (1-1/2) times the Minimum Rent specified for the month immediately prior to the hold over unless Lessor and Lessee otherwise agree to terms and conditions set forth in writing.

27.      ASSIGNMENT OR SUBLETTING
---      ------------------------

         Lessee shall not assign this Lease without, in each case, the written consent of Lessor first


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

had, unless the assignee is a direct or indirect parent, affiliate, or subsidiary of Lessee, which consent shall not be unreasonably withheld, delayed or denied. Any consent by Lessor to an assignment shall not constitute a waiver of the requirement that Lessor approve subsequent assignments. Lessee may sublet all or any portion of the Demised Premises, provided that such sublease does not violate any other term, condition or covenant hereof. No assignment or subletting shall release Lessee from its obligations hereunder.

28.      MORTGAGE SUBORDINATION
---      ----------------------

         This Lease shall, at the option of Lessor, be subject, subordinate and inferior in line with respect to any first mortgage of Lessor. Any such mortgage shall be deemed prior in time to this Lease, irrespective of the date of the recording of such mortgage. Lessee shall execute any instrument necessary to effectuate the subordination of this Lease, within seven (7) days after receipt of such an instrument.

         It is a condition, however, to the subordination and lien provisions herein provided that if any subordination agreement is requested as aforesaid Lessor shall procure from any such mortgagees an agreement which shall be contained in the aforesaid subordination agreement providing, in substance, that so long as Lessee shall faithfully discharge the obligations on its part to be kept and performed under the terms of this Lease, its tenancy will not be disturbed as a result of any default under such mortgage. Lessee shall execute any reasonable estoppel certificates requested by Lessor or Lessor's Lender within seven (7) days after receipt of such request.

29.      NOTICES
---      -------

         All notices, demands or requests to the Lessee shall be sent by registered or certified mail, addressed to the Lessee at:

                  NetMed, Inc.
                  6189 Memorial Drive
                  Dublin, Ohio 43017
                  Attention: Chief Financial Officer

or at such other address as the Lessee shall designate in writing. All notices, demands or requests to the Lessor shall be sent by registered or certified mail to the Lessor at:

                  Muirfield Square, Ltd.
                  6189 Memorial Drive
                  Dublin, Ohio  43017
                  Attn: General Manager
or at such other address as Lessor shall designate in writing.

         Notwithstanding any provisions in this Lease to the contrary concerning modifications, a change in address may be effected only by a registered or certified letter sent by either party to the other. All payments to Lessor, under the terms of his Lease, shall be made at the address designated for notices to Lessor. Any such notice, request or payment shall be deemed given when deposited in an United States general or branch Post Office addressed as herein before provided.

30.      NO REPRESENTATION BY LESSOR
---      ---------------------------

         This Lease is made without representations, promises or warranties of any kind, express or implied, as to the condition of the Demised Premises or any part thereof, or any appurtenance thereto, or as to the fitness of the Demised Premises for any use or purpose. Lessee accepts the Demised Premises as is.

31.      ENTIRE AGREEMENT
---      ----------------

         This Lease contains the entire agreement between the parties and any executory agreement hereafter made shall be ineffective to change this Lease, in whole or in part, unless such executory agreement is in writing and signed by both parties.

32.      WAIVER
---      ------

         No waiver of any condition or legal right or remedy shall be implied by the failure of Lessor to declare a forfeiture, or for any other reason, and no waiver of any condition or covenant shall be valid unless it is signed by Lessor. The mention in the Lease of any specific right or remedy shall not preclude Lessor from exercising any other right, or from having any other remedy, or from maintaining any action to which it may be otherwise entitled either at law or in equity. For the purpose of any suit by Lessor brought or based on this Lease, it is further agreed that any failure to include in such suit a sum then due shall not be a bar to the maintenance of any action for the recovering of said sum so omitted.

33.      LEASE INURES TO BENEFIT OF ASSIGNEES
---      ------------------------------------

         This Lease and all covenants, provisions and conditions contained herein shall inure to the benefit of and be binding upon the heirs, personal representatives, successors and assigns of the parties hereto. However, no assignment by, from through or under Lessee in violation of the provisions hereof shall vest in any assigns the right, title and interest to the Lease or to the Demised Premises.

34.      EXCULPATION
---      -----------

         Lessee agrees that it shall look solely to Lessor's interest in the Demised Premises for the collection of any judgment (or any other judicial process) requiring the payment of money by Lessor to Lessee in the event of a default or breach by Lessor with respect to any of the terms, covenants and conditions of this Lease to be observed and/or performed by Lessor. No other property of Lessor or its members, managers or partners shall be subject to levy, execution or other enforcement procedures for the satisfaction of Lessee's remedies.

35.      TITLES
---      ------

         Titles inserted herein are done so only as a matter of convenience and in no way define, limit or describe the scope of intent of this Lease, nor in any way affect this Lease.

36.      [RESERVED]
---      ----------


37.      RECORDATION; MEMORANDUM OF LEASE
---      --------------------------------

         This Lease shall not be recorded. Lessor shall, upon request by Lessee, execute and deliver to Lessee a memorandum of lease or similar instrument reflecting such of the non-economic terms of this Lease as Lessee may reasonably designate, which instrument shall be in a form recordable under the laws, regulations and customs of the State of Ohio and its political subdivisions and which instrument Lessee may record in the Franklin County, Ohio, Recorder's office.

38.      EVIDENCE OF AUTHORITY
---      ---------------------

         The representatives and/or officers executing this Lease on behalf of Lessee and Lessor hereby represent that they are duly authorized to do so. Within ten (10) days after the Commencement Date each party hereto shall deliver to the other written evidence of the authority (e.g. corporate or partnership resolution) of their respective representative(s) or officer(s) who have executed this Lease on each party's behalf, provided, however, failure to do so shall not effect the validity of this Lease, and this Lease shall be fully binding absent of said delivery.

39.      MUTUAL WAIVER OF SUBROGATION.
---      -----------------------------

         Lessor shall not be liable to Lessee, and Lessee shall not be liable to Lessor for any loss or damage caused by fire, theft, vandalism, malicious mischief or any other peril or casualty covered by insurance required to be carried pursuant to this lease even if such fire or extended coverage casualty resulted from the negligence of the party sought to be held liable, and each party hereto hereby releases and waives all rights and claims against the other for any such loss or damage so caused. Any party responsible for securing casualty insurance hereunder shall also be responsible to secure any required consent to such waivers of subrogation from the company issuing such policy.

         IN WITNESS WHEREOF, Lessor and Lessee have caused this Lease to be executed effective the day and year first above stated.

Signed and Acknowledged in the presence of:    LESSOR

                                               MUIRFIELD SQUARE, LTD.

Witness:___________________________            By: ____________________________
Printed Name _______________________           Title: _________________________

Witness:___________________________
Printed Name _______________________

Signed and Acknowledged in the presence of:    LESSEE

                                               NETMED, INC.

Witness:___________________________            By: ____________________________
Printed Name _______________________           Title: _________________________

Witness:___________________________
Printed Name _______________________

                                 ACKNOWLEDGMENTS

STATE OF OHIO              )
                           )    SS:
COUNTY OF FRANKLIN         )

         The foregoing Lease Agreement was acknowledged before me this __ day of September, 1997, by David J. Richards, as Managing Member of Muirfield Square, Ltd., an Ohio LLC, the Lessor under the foregoing Lease, on behalf of said limited liability company.

[SEAL]

                                          --------------------------------------
                                          Notary Public ________________________
                                          My Commission Expires: _______________

STATE OF OHIO              )
                           )    SS:
COUNTY OF FRANKLIN         )

         The foregoing Lease Agreement was acknowledged before me this __ day of September, 1997, by _____________ , the _______________ of NetMed, Inc., an
Ohio corporation, the Lessee under the foregoing Lease, on behalf of corporation.

[SEAL]

                                          --------------------------------------
                                          Notary Public ________________________
                                          My Commission Expires: _______________

                              SCHEDULE OF EXHIBITS

                EXHIBIT "A"        Description of Demised Premises

                                       16